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                                                                Exhibit 99.1

KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE

IBR - HAVENLAAN 12 - B 1080 BRUSSELS                           Contact person:
                                                                Dirk De Bleser

                                                   Telephone: (32.2) 429 42 76
                                                     Telefax: (32.2) 429 49 20
TO THE REQUISITE NOTEHOLDERS

                                                  E-mail: dirk.debleser@kbc.be
                                                             http://www.kbc.be


                           Brussels, 4 March 2004

Dear Ladies and Gentlemen,

Reference is made to the Collateral Agency Agreement dated 11 February 2004 (the "COLLATERAL AGENCY AGREEMENT") among Solutia Europe SA/NV (the "ISSUER"), Amcis, AG ("AMCIS"), Carbogen AG ("CARBOGEN" and together with Amcis and any other subsidiary of the Issuer that enters into the Collateral Agency Agreement as contemplated by Section 9.12 thereof, individually a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS"), and KBC Bank NV, as collateral agent (the "COLLATERAL AGENT").

All terms not otherwise defined herein shall have the meanings set forth in the Collateral Agency Agreement.

This letter is supplemental to and amends the Collateral Agency Agreement with respect to certain of the parties to the Collateral Agency Agreement, and is entered into by the Collateral Agent and the undersigned Noteholders constituting Requisite Noteholders, and acknowledged by the Issuer and the Subsidiary Guarantors, in accordance with the terms of the Collateral Agency Agreement.

Simultaneously with the execution hereof, CP Films Vertriebs GmbH ("CP FILMS") and the Collateral Agent are entering into various Credit Documents, including a Subsidiary Guaranty, a Global Assignment Agreement, an Account Pledge Agreement, a Security Transfer Agreement, a Share Pledge Agreement and a Counterpart to Collateral Agency Agreement, and the Issuer and the Collateral Agent are entering into a Share Pledge Agreement (collectively, the "GERMAN CREDIT DOCUMENTS").

In connection with the execution and delivery of the German Credit Documents, the Collateral Agent has requested that the Requisite Noteholders agree to the matters set forth below relating to the German Credit Documents, and the undersigned Noteholders party hereto hereby agree thereto.

Subject to the terms of the Collateral Agency Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights vested in it by virtue of the German Credit Documents unless it is so instructed by the Requisite Noteholders in the name and on behalf of the Noteholders.

Without limiting or affecting the Collateral Agent's rights against the Issuer and/or CP Films (whether under the Collateral Agency Agreement or under any other provision of the German Credit Documents), the Collateral Agent agrees with the Requisite Noteholders that, subject to the terms of the Collateral Agency Agreement the Collateral Agent shall with respect to the rights it is vested in under the German Credit Documents promptly consult with the Requisite Noteholders and seek its instructions.

Notwithstanding the above, the Collateral Agent is under no obligation to investigate or verify whether the Issuer or CP Films has complied with any of its obligations of notification, acquirement of signed acknowledgements or any other similar obligation resulting from the German Credit Documents.


------------------------------------------------------------------------------
Registered office: KBC Bank NV - Havenlaan 2 - B-1080 Brussels
Register of Legal Persons: 0462 920 226 - VAT: BE 462 920 226 - BISA Registration number: 26256
LA1:1036242.4


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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 2/8

As set forth in Section 3(a) of the Collateral Agency Agreement, subject to the terms of the Collateral Agency Agreement and the relevant German Credit Documents, the Requisite Noteholders may give or refrain from giving instructions to the Collateral Agent to enforce or to refrain from enforcing or otherwise exercising its rights and remedies under or pursuant to the German Credit Documents and the Collateral granted under the German Credit Documents as the Requisite Noteholders see fit.

As set forth in Section 3(a) of the Collateral Agency Agreement, if so instructed by the Requisite Noteholders in the manner contemplated by
Section 8 of the Collateral Agency Agreement, the Collateral Agent shall enforce or otherwise exercise its rights and remedies under or pursuant to the German Credit Documents and the Collateral granted under the German Credit Documents in its own name and for its account as a joint creditor of the relevant Noteholders.

As set forth in Section 3(b) of the Collateral Agency Agreement, subject to the terms of the Collateral Agency Agreement, the Collateral Agent shall enforce or refrain from enforcing or otherwise exercising its rights and remedies under or pursuant to the German Credit Documents and the Collateral granted under the German Credit Documents in such manner as the Requisite Noteholders shall instruct or, in the absence of such instructions, as it sees fit and, subject as required by applicable law, solely having regard to the interests of the Noteholders.

As set forth in Section 5.2(a) of the Collateral Agency Agreement and without regard to what is set forth above, the Collateral Agent shall not be liable to any Noteholder for any action taken or not taken by it in connection with any German Credit Document, unless caused by its gross negligence or wilful misconduct.

THIS SIDE LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Side Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts so that all signature pages are physically attached to the same document. This Side Letter shall become effective upon the execution of a counterpart hereof by the Collateral Agent and the undersigned Noteholders.

                [remainder of page intentionally left blank]



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


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Please acknowledge your agreement to the foregoing by signing and returning to us the enclosed copy of this letter.


Yours faithfully,

KBC BANK NV, AS COLLATERAL AGENT

By: /s/ Dirk De Bleser
    ------------------
Name:  Dirk De Bleser
       --------------
Title:  Head of Operations & Accounting



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 4/8


BY EXECUTION BELOW, THE NOTEHOLDERS
IDENTIFIED BELOW CONSENT TO THIS
SIDE LETTER AND THE MATTERS COVERED
HEREBY:

DB DISTRESSED OPPORTUNITIES FUND, L.P.
DB DISTRESSED OPPORTUNITIES FUND, LTD.
SPHINX DISTRESSED FUND SPC
SOUTH DAKOTA INVESTMENT COUNCIL
HFR ASSET MANAGEMENT, LLC
LIGHTHOUSE MULTI-STRATEGY MASTER FUND, L.P.
THE OPPORTUNITY FUND LLC
POST TOTAL RETURN FUND, L.P.
POST HIGH YIELD, L.P.
POST BALANCED FUND, L.P.
POST OPPORTUNITY FUND, L.P.
MW POST PORTFOLIO FUND LTD.
MW POST OPPORTUNITY OFFSHORE FUND, LTD.
MW POST LONG/SHORT OPPORTUNITY FUND, LTD.
SPRUGOS INVESTMENTS IV, LLC
MW POST TRADITIONAL HIGH YIELD FUND, LTD.

By: POST ADVISORY GROUP, LLC

By:
   --------------------------------------
   Carl Goldsmith
   Title: Executive Vice President



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 5/8


FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.
FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.
FARALLON CAPITAL PARTNERS, L.P.
TINICUM PARTNERS, L.P.
FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

By: FARALLON PARTNERS, L.L.C.

By:
   --------------------------------------
   Monica R. Landry
   Title: Managing Member

Watershed Asset Management, L.L.C., as Sub-adviser

By:
   --------------------------------------
   Meridee Moore
   Title: Senior Managing Member

FARALLON CAPITAL OFFSHORE INVESTORS, INC.

By: FARALLON CAPITAL MANAGEMENT, L.L.C.

By:
   --------------------------------------
   Monica R. Landry
   Title: Managing Member

Watershed Asset Management, L.L.C., as Sub-adviser

By:
   --------------------------------------
   Meridee Moore
   Title: Senior Managing Member



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 6/8

WATERSHED CAPITAL PARTNERS, L.P.
WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.

By: WS PARTNERS, L.L.C.

By:
   --------------------------------------
   Meridee Moore
   Title: Senior Managing Member

WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD.

By: WATERSHED ASSET MANAGEMENT, L.L.C.

By:
   --------------------------------------
   Meridee Moore
   Title: Senior Managing Member



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 7/8


CASPIAN CAPITAL PARTNERS, L.P.
MARINER OPPORTUNITIES FUND, LP
MARINER LDC
By: MARINER INVESTMENT GROUP, INC.

By:
   --------------------------------------
   Peter O'Rourke
   Title: General Counsel and Assistant Secretary

MARINER OPPORTUNITIES II, LP

By: OPPORTUNITIES II, L.L.C.

By:
   --------------------------------------
   Jonathan Rosenstein
   Title: Managing Member

TRILOGY PORTFOLIO COMPANY LLC

By: TRILOGY CAPITAL, LLC

By:
   --------------------------------------
   Jonathan Rosenstein
   Title: Managing Member



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KBC BANK NV
HEAD OFFICE - CORPORATE, SOVEREIGN AND BANK CREDIT DIRECTORATE


Page 8/8

THE FOREGOING IS ACKNOWLEDGED AND AGREED TO:

SOLUTIA EUROPE SA/NV

By /s/ Kristel Deroover
   --------------------
Name: Kristel Deroover
      ----------------
Title: Attorney
       --------

AMCIS, AG

By /s/ Kristel Deroover
   --------------------
Name: Kristel Deroover
      ----------------
Title: Attorney
       --------

CARBOGEN AG

By /s/ Kristel Deroover
   --------------------
Name: Kristel Deroover
      ----------------
Title: Attorney
       --------

SOLUTIA SERVICES INTERNATIONAL SCA/COMM. VA

By /s/ Kristel Deroover
   --------------------
Name: Kristel Deroover
      ----------------
Title: Attorney
       --------

CP FILMS VERTRIEBS GMBH

By /s/ Kristel Deroover
   --------------------
Name: Kristel Deroover
      ----------------
Title: Attorney
       --------